Long-term debt	6 Months Ended
Jun. 30, 2023
Long-term debt
Long-term debt

10. Long-term debt

As at
Long-term debt – January 1, 2023	$—
Revolving Credit Facility drawdown	115,000
Repayments	(50,000)
Long term debt - June 30, 2023	$65,000

Revolving Credit Facility

On September 22, 2022, the Company extended the maturity of the $500,000 Credit Facility by four years, with a new maturity date of August 30, 2026 (the “Credit Facility”), and increased the uncommitted accordion from $100,000 to $200,000, for a total availability of up to $700,000.

The Credit Facility is to be used for general corporate purposes and investments in the mineral industry, including the acquisition of mineral interests and other assets. The Credit Facility is secured by the Company’s assets, present and future (including mineral interests and other assets).

Advances under the Credit Facility can be drawn as follows:

●	Base rate loans with interest payable monthly at the greater of: (a) the aggregate of (i) the Federal Funds Effective Rate and (ii) 1/2 of 1.0% per annum and (b) the Base Rate Canada, plus between 0.75% and 1.75% per annum (December 31, 2022: 0.75% and 1.75% per annum) depending on the Company’s leverage ratio; or
●	Term benchmark loans for periods of 1, 2, 3 or 6 months with interest payable at a rate of SOFR, plus between 1.75% and 2.75% per annum (December 31, 2022: SOFR, plus 1.75% and 2.75% per annum), depending on the Company’s leverage ratio.

Finance costs, net relating to the Credit Facility for the three months ended June 30, 2023 were $1,269 (2022: $442) and for the six months ended June 30, 2023 were $2,578 (2022: $979), including amortization of debt issuance costs and standby fees. The Credit Facility includes covenants that require the Company to maintain certain financial ratios, including leverage ratios, as well as certain non-financial requirements. As at June 30, 2023, all such ratios and requirements were met.